UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The description in Item 5.02 below, as it relates to the terms and conditions of the General Release of Claims and Separation Agreement with Dr. Minev, a copy of which is filed herewith as Exhibit 10.1, is incorporated in this Item 1.01 herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Current Report on Form 8-K, dated July 25, 2025 of Calidi Biotherapeutics, Inc. (the “Company”), the Compensation Committee of the Board of Directors of the Company approved the elimination of the position of President, Medical and Scientific Affairs, held by Dr. Boris Minev. As a result, Dr. Minev ceased to serve as an executive officer and as a Section 16 officer of the Company, effective July 29, 2025.

On August 8, 2025, the Company executed a General Release of Claims and Separation Agreement (“Agreement”) with Dr. Minev. The Agreement contains customary protections, including a general release of claims by Dr. Minev in favor of the Company and certain other related parties. The Agreement will only go effective after the Revocation Period (which is seven business days from August 8, 2025, and excluding such date). Pursuant to the terms of the Agreement, after the Revocation Period, the Company shall be obligated to pay Dr. Minev, (i) $100,000 in relation to a negotiated bonus for the NNV1 and SNV1 IND approvals within 10 days following the Revocation Period, and (ii) $187,500 separation pay in the form of compensation continuation over 6 months pursuant to the Company’s regular and customary payroll schedule, less all regular and customary payroll withholdings and shall pay Dr. Minev’s COBRA premiums for 6 months, commencing August 2025, upon timely election.

The foregoing description of the Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
10.1	General Release of Claims and Separation Agreement by and between the Company and Dr. Boris Minev dated August 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.
Dated: August 14, 2025
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer